UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Shareholders

New Asia Fund	October 31, 2012

The views and opinions in this report were current as of October 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Asian stock markets advanced for the year ended October 31, 2012, as gains in the first half outweighed declines in subsequent months as the global economic outlook deteriorated. China’s economy weakened faster than many investors had expected, while India struggled with high inflation and slowing growth. Europe’s ongoing debt crisis and a patchy U.S. recovery weighed on the trade-driven economies of South Korea and Taiwan. However, sentiment improved toward the end of our reporting period after many central banks took steps to stimulate growth, and economic indicators worldwide finally showed signs of a recovery.

The New Asia Fund returned 1.88% and 9.98% for the six and 12 months ended October 31, 2012, respectively. The fund’s performance widely surpassed that of its benchmark, the MSCI All Country Asia ex Japan Index, and the Lipper Pacific Ex Japan Funds Average over the 12-month period. For the year, stock selection led by South Korea, Thailand, Singapore, and Indonesia drove most of the outperformance, while country allocations also lifted relative returns.

From a sector viewpoint, materials, industrials and business services, and consumer staples were the top contributors to relative results. In terms of absolute performance, financials was the top contributor, while consumer discretionary stocks detracted the most. China remains the fund’s largest country position, but we significantly reduced our exposure. We maintained our overweight to India and added to our holdings in Southeast Asia. Our sector allocations continue to reflect our preference for areas driven by domestic consumption, with consumer discretionary, information technology, and consumer staples representing our top three overweight sectors.

MARKET ENVIRONMENT

Since our last report at the end of April, worries about Europe’s inability to solve its debt crisis and uncertainty about the strength of the U.S. recovery continued to dictate the direction of financial markets. Against this volatile backdrop, two events in September drove global stock markets sharply higher: first, the European Central Bank’s announcement that it would make unlimited purchases of short-term bonds issued by troubled euro members, subject to certain conditions; and second, the U.S. Federal Reserve’s announcement of its latest round of quantitative easing and the extension of its low interest rate policy.

Country performance varied widely across the region. For the year, China’s market rose even as its economy decelerated due to slumping overseas demand and a drop in fixed asset investment spending. In response, China’s government reduced its official annual growth target, cut interest rates twice over the summer, and stepped up infrastructure spending. The stimulus efforts finally appeared to have paid off, as data released in October showed that some pockets of China’s economy picked up. India, the region’s second-largest market, declined and was the year’s worst performer. India struggled with a host of problems, including high inflation, widening budget and trade deficits, currency weakness, and political paralysis that has impeded reforms. Rising inflation kept India’s central bank from cutting interest rates even as many other central banks loosened policy over the period. However, India announced a series of reforms in September aimed at reviving growth and luring overseas investment, including allowing more foreign investment in retailing and other industries.

South Korea and Taiwan, whose economies depend heavily on external demand, eked out slim gains for the year even as weakness in Europe and the U.S. weighed on global trade. Taiwan repeatedly cut its 2012 growth forecast, while South Korea’s economy nearly ground to a halt in the third quarter, spurring its central bank to cut interest rates in October for the second time this year. Thailand and the Philippines were the year’s best performers, surging roughly 24% and 32%, respectively. Thailand’s economy is benefiting from surging domestic consumption and investment driven by government spending after devastating floods hit the country in October 2011. Stocks in the Philippines have benefited from strong investor inflows as economic growth quickened over the past year, raising hopes that the country is entering a period of sustained investment.

PORTFOLIO REVIEW

Developed Asia
Developed Asia encompasses the more mature markets of Hong Kong, Singapore, South Korea, and Taiwan. Since the global financial crisis of late 2008, our exposure to these markets has risen to roughly 45% of the fund at period-end, though we are underweight these areas compared with the benchmark. Developed Asia is home to several Asian companies like Samsung Electronics and Hyundai Motor that are gaining global market share in their respective industries, but also Western companies that are listed on Asian exchanges and derive an important portion of their revenue from the region, such as French personal care products company L’OCCITANE and luggage maker Samsonite. Several businesses with excellent management teams, solid balance sheets, and diversified earnings sources that are well placed to navigate a volatile environment are based in developed Asia, including Jardine Matheson, a diversified pan-Asian group whose businesses include real estate development, financial services, and luxury hotels. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our developed Asia holdings lifted relative performance for the year. South Korea was the top contributor to relative returns thanks to strong stock selection led by Samsung Electronics. Shares of Samsung surged over the period as the company posted a string of record quarterly profits due to strong sales of its Galaxy mobile phones. We have a high level of conviction in Samsung as more people upgrade to smartphones and prices rebound for certain kinds of memory chips that Samsung produces. In Taiwan, our holdings in custom chip maker Taiwan Semiconductor ranked among the fund’s biggest contributors as it benefited from the worldwide boom in mobile devices. We have a high level of confidence in the company and think it has many years of solid growth as smartphones and other mobile gadgets become more widespread and feature more complex applications. In Singapore, oil services and utilities business SembCorp Industries benefited from growing global demand for drilling equipment while conglomerate Fraser & Neave, whose businesses include soft drinks and real estate, received an unsolicited takeover offer in September, leading us to eliminate the position after a strong run in the shares.

Southeast Asia
Our stock selection in Thailand, Indonesia, and the Philippines contributed strongly to relative performance. Stable political leadership and sound macroeconomic policies in recent years have improved the investment climate in these countries; as a result, interest rates and the cost of doing business have declined, raising expectations that Southeast Asia is on the cusp of an investment upswing for the first time since the 1997 regional currency crisis. Indonesia was an early beneficiary of this virtuous cycle, and we have trimmed our positions there due to the risk that a decline in commodity prices could pressure the country’s resource-heavy economy. However, we have added to our holdings in Thailand and the Philippines, where the cycle appears to be in its early stages. Thailand produced several of the fund’s biggest contributors, including CP ALL, which runs the 7-Eleven chain, and Kasikornbank, one of the country’s top lenders. Reconstruction spending following last year’s floods has lifted Thailand’s economy, while a 40% increase in the minimum wage starting in April has fueled domestic demand. In the Philippines, real estate company Ayala Land performed well as it expanded its land bank and benefited from rising property prices.

India and China
Asia’s economic superpowers suffered slowdowns over the past year. India detracted from relative returns due to a combination of stock selection and an overweight to the country, the year’s worst performer. We are encouraged by the reforms India’s government announced in September but remain guarded about how successfully they will be implemented. Despite our caution about the near-term outlook in India, it is home to many world-class businesses with superior growth prospects, and our country exposure increased over the year.

Software services company Wipro and mobile phone operator Bharti Airtel led decliners in India. Wipro shares tumbled in July after it reported surprisingly weak earnings as corporate spending on technology slowed, while shares of Bharti sank to a multiyear low in August amid disappointing earnings, numerous broker downgrades, and heightened competition worries. Bharti has posted profit declines for well over a year, but its business in Africa is showing solid growth, its domestic market share appears to be stabilizing, and we forecast a turnaround in its profitability in the coming months. We took advantage of the declines to build our positions in both companies, which rank among our biggest Indian holdings.

China was the biggest detractor from relative performance. Many of the fund’s biggest detractors were Chinese holdings that fared poorly for company-specific reasons. New Oriental Education & Technology, a language teaching and test preparation group, led decliners. Its shares fell sharply in July after disclosing that the Securities and Exchange Commission (SEC) was investigating the company over its financial statements. However, our research team has followed New Oriental for several years, and we maintained confidence in the company. The SEC recently said it had no objection to the company’s accounting, and its stock price has begun to recover; however, we are closely monitoring our position as competition heats up in the education sector. Baidu, China’s leading Internet search engine, was another major detractor. Baidu shares declined amid concerns about rising competition, weaker advertising spending, and how it would sustain revenue growth as more customers migrate to mobile devices. Despite these near-term concerns, we believe that Baidu’s superior technology, well-known brand, and valuable proprietary content will sustain strong long-term growth in China, where online marketing is an under-penetrated industry. We added to our position in Baidu, one of the fund’s biggest holdings.

Recent news about China has focused on its slowing economy, and many analysts have predicted a “hard landing.” However, the current slowdown comes as no surprise to us. China has long signaled its intention to rebalance the drivers of its economy, and we are optimistic that China will engineer a gradual deceleration as it shifts to an economy driven by domestic consumption from one driven by exports and fixed asset investment. This transition will take many years and inevitably produce some periods of uneven economic and stock market performance. One aspect of China’s economy that we are monitoring is the country’s debt level, which has grown rapidly in recent years fueled by the rise of informal lending, or “shadow banking.” Given that conventional banks have become involved in unregulated financing, the informal lending surge has raised worries that bankruptcies in the private sector could lead to a rise in nonperforming loans that could threaten China’s formal banking system.

China’s rising indebtedness is one of many challenges that face its next generation of leaders, who assume power in March 2013. Just how reform-minded the new leadership will be is a matter of great interest for investors, but we do not anticipate any major reforms in the near term. We eliminated positions in companies whose stock valuations appear to have peaked, such as consumer products maker Hengan International and utilities group Beijing Enterprises; we also sold out of companies whose fundamentals appeared to reflect the slowing economy, including commercial bank ICBC and coal producer China Shenhua Energy. As a result, we moved to an underweight in China at the end of October from an overweight a year ago.

Our sector exposures stayed largely unchanged. Information technology, financials, and consumer discretionary accounted for the largest sector allocations at the end of the period. We remain underweight in financials except in Southeast Asia, where loan growth is accelerating. We continue to favor areas driven by domestic consumption such as consumer staples and discretionary stocks, which should see solid long-term growth as Asia’s middle class grows in size and wealth. We have lately increased our exposure to the consumer discretionary sector. Many discretionary stocks, particularly in China, fell after reporting disappointing earnings growth this year, and we are finding opportunities to buy good growth companies at attractive prices.

OUTLOOK

We believe that economic growth across Asia will stabilize in 2013, and earnings expectations have been reset at more reasonable levels. However, we anticipate that financial markets will remain somewhat volatile in the near term and that events in Europe, the pace of the U.S. recovery, and the extent of China’s slowdown will continue to impact investor demand for Asian stocks. Recent signs have been encouraging: At the close of our reporting period, the U.S. housing and jobs markets were strengthening, and various indicators showed China’s economy picked up in September, raising speculation that the downturn starting last spring is close to bottoming out. Still, the fundamental problems facing the eurozone remain: large budget deficits, high debt levels, and macroeconomic imbalances between members. Resolving these issues will require fiscal consolidation and deleveraging over several years and could continue to dampen investor sentiment.

We are optimistic about the long-term growth outlook in Asia. Across the region, disposable incomes and consumption are growing strongly, and the middle class continues to expand in size and wealth. We believe these trends will drive strong and sustainable growth over time, particularly for industries driven by domestic demand. We have taken advantage of recent volatility to sharpen our bets and buy high-quality names at reasonable prices, and we continue to seek opportunities in Asian companies offering the best combination of risk and reward. In a challenging market environment, we believe that our skills in selecting such stocks will help deliver solid performance.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment Advisory Committee

November 15, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/12
Samsung Electronics, South Korea	6.4%
Taiwan Semiconductor, Taiwan	3.2
Hyundai Motor, South Korea	2.5
CNOOC, China	2.2
Baidu, China	2.1
Jardine Matheson, Hong Kong	2.0
Taiwan Cement, Taiwan	2.0
Kasikornbank, Thailand	2.0
CIMB Group, Malaysia	1.9
AIA Group, Hong Kong	1.9
Bharti Airtel, India	1.8
Singapore Telecommunications, Singapore	1.7
Infosys Technologies, India	1.7
Swire Pacific, Hong Kong	1.6
Oversea-Chinese Banking, Singapore	1.6
Siam Cement, Thailand	1.5
AMOREPACIFIC, South Korea	1.5
SembCorp Industries, Singapore	1.5
XL Axiata, Indonesia	1.5
China Merchants Holdings International, China	1.4
China Unicom Hong Kong, China	1.4
ENN Energy Holdings, China	1.4
Wipro, India	1.4
Quanta Computer, Taiwan	1.4
President Chain Store, Taiwan	1.4
Total	49.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE					
Beginning of period	$ 17.91	$ 19.31	$ 14.39	$ 8.01	$ 25.16
Investment activities					
Net investment income[1]	0.18	0.20	0.10	0.09	0.39
Net realized and unrealized gain (loss)	1.05	(1.36)	4.94	6.69	(15.61)
Total from investment activities	1.23	(1.16)	5.04	6.78	(15.22)
Distributions					
Net investment income	(0.15)	(0.09)	(0.08)	(0.40)	(0.19)
Net realized gain	(2.73)	(0.15)	(0.04)	–	(1.75)
Total distributions	(2.88)	(0.24)	(0.12)	(0.40)	(1.94)
Redemption fees added to paid-in capital[1]	–	–	–	–	0.01
NET ASSET VALUE					
End of period	**$ 16.26**	**$ 17.91**	**$ 19.31**	**$ 14.39**	**$ 8.01**

Ratios/Supplemental Data

Total return[2]	**9.98%**	**(6.07)%**	**35.20%**	**88.57%**	**(65.12)%**
Ratio of total expenses to average net assets	0.95%	0.96%	0.96%	1.01%	0.96%
Ratio of net investment income to average net assets	1.15%	1.07%	0.61%	0.83%	2.35%
Portfolio turnover rate	41.1%	68.1%	49.4%	59.6%	55.4%
Net assets, end of period (in millions)	$ 4,518	$ 4,122	$ 5,261	$ 3,619	$ 1,828

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
CHINA 21.6%		
Common Stocks 20.8%		
Ajisen China Holdings (HKD) (1)	11,491,000	7,903
AutoNavi, ADR (USD) (2)	735,000	7,886
Baidu, ADR (USD) (2)	882,300	94,071
China Foods (HKD) (1)	22,774,000	23,068
China Longyuan Power, H Shares (HKD) (1)	48,871,000	31,908
China Merchants Holdings International (HKD)	19,460,000	64,531
China Oilfield Services, H Shares (HKD)	15,294,000	28,930
China Resources Power Holdings (HKD) (1)	28,150,000	60,586
China Unicom Hong Kong (HKD) (1)	39,286,000	64,378
CNOOC (HKD)	48,378,000	100,376
Dah Chong Hong Holdings (HKD) (1)	24,406,000	23,052
Dongfeng Motor, H Shares (HKD) (1)	36,818,000	45,606
ENN Energy Holdings (HKD)	15,178,000	63,160
Kingboard Laminates Holding (HKD)	37,890,000	16,134
New Oriental Education & Technology, ADR (USD) (1)	2,782,300	46,910
Parkson Retail (HKD) (1)	50,450,500	42,638
Shanghai Pharmaceuticals Holding, H Shares (HKD)	16,929,500	31,412
Sina (USD) (2)	591,500	32,314
Tencent Holdings (HKD)	1,636,500	57,984
Wumart Stores, H Shares (HKD) (1)	21,492,250	38,214
Zhejiang Expressway, H Shares (HKD)	43,830,000	32,010
Zhongsheng Group Holdings (HKD) (1)	20,559,500	26,581
		939,652
Common Stocks - China A shares 0.8%		
China Vanke	28,948,146	38,615
		38,615
Total China (Cost $906,701)		978,267
HONG KONG 11.4%		
Common Stocks 11.4%		
AIA Group	21,698,800	85,815

Cheung Kong Holdings	3,917,000	57,870
Jardine Matheson (USD)	1,502,800	92,572
L'OCCITANE (1)	17,063,250	53,171
Li & Fung	29,214,000	49,004
Samsonite International	25,067,100	52,075
Swire Pacific, Class A	6,072,000	72,276
Trinity	7,884,000	5,524
VTech Holdings	2,769,000	32,888
Yue Yuen Industrial	3,440,000	11,829
Total Hong Kong (Cost $456,997)		513,024

INDIA 11.2%

Common Stocks 11.2%

Ambuja Cements	6,476,832	24,381
Bharti Airtel	16,579,396	83,213
Cipla	3,129,531	21,228
Container Corporation of India	1,765,329	32,837
Emami	2,159,846	22,905
Gail India	6,859,459	44,495
HDFC Bank	3,966,473	46,555
Infosys	1,704,317	74,927
Oberoi Realty	5,211,430	26,496
Phoenix Mills (3)	7,537,325	28,079
Ultratech Cement	1,063,555	39,437
Wipro	9,488,854	61,683
Total India (Cost $554,453)		506,236

INDONESIA 4.1%

Common Stocks 4.1%

AKR Corporindo	58,783,000	27,234
Astra International	52,779,000	44,235
Indofood Sukses Makmur	75,940,500	45,066

SOUTH KOREA 16.2%

Common Stocks 15.6%

AmorePacific	60,265	68,521
GS Retail (2)	720,790	21,083
Hana Tour Service (3)	587,129	33,055
Hyundai	552,698	113,773
Hyundai Department Store	10,522	1,307
Hyundai Mobis	199,196	50,776
KEPCO Plant Service & Engineering	499,904	27,503
KT&G	346,765	26,422
Samsung Electronics	219,026	263,088
Samsung Engineering	390,661	51,045
Samsung Fire & Marine	216,193	47,279
Shinhan Financial Group	40,171	1,379
		705,231

Preferred Stocks 0.6%

Samsung Electronics	34,277	24,892
		24,892
Total South Korea (Cost $550,642)		730,123

TAIWAN 11.3%

Common Stocks 11.3%

Chinatrust Financial Holding	72,966,615	40,214
Chroma Ate	14,027,000	26,698
Farglory Land Development	9,080,000	15,262
Pegatron (2)	17,863,000	22,564
President Chain Store	12,412,000	61,396
Quanta Computer	26,961,000	61,652
Siliconware Precision Industries	49,262,000	48,060
Taiwan Cement	68,961,538	88,408

Taiwan Semiconductor	48,024,574	145,820
Total Taiwan (Cost $465,171)		510,074
THAILAND 6.1%		
Common Stocks 6.1%		
Bumrungrad Hospital	5,041,200	12,459
CP ALL	37,106,600	48,124
Kasikornbank, NVDR	15,096,100	88,163
Siam Cement, NVDR	5,665,500	69,132
Siam Commercial Bank	11,441,100	60,098
Total Thailand (Cost $192,931)		277,976
UNITED KINGDOM 1.0%		
Common Stocks 1.0%		
Standard Chartered (HKD)	1,878,400	44,839
Total United Kingdom (Cost $46,444)		44,839
SHORT-TERM INVESTMENTS 2.1%		
Money Market Funds 2.1%		
T. Rowe Price Reserve Investment Fund, 0.13% (3)(4)	96,846,000	96,846
Total Short-Term Investments (Cost $96,846)		96,846
SECURITIES LENDING COLLATERAL 0.8%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.8%		
Money Market Funds 0.7%		
T. Rowe Price Reserve Investment Fund, 0.13% (3)(4)	30,301,901	30,302
		30,302

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,922,798)	$ 4,538,178
Receivable for investment securities sold	24,167
Receivable for shares sold	3,628
Cash	2,716
Dividends and interest receivable	2,168
Foreign currency (cost $1,092)	1,114
Other assets	24,603
Total assets	4,596,574
Liabilities	
Obligation to return securities lending collateral	35,944
Payable for shares redeemed	11,854
Payable for investment securities purchased	4,521
Investment management fees payable	3,094
Due to affiliates	443
Other liabilities	22,640
Total liabilities	78,496
NET ASSETS	$ 4,518,078
Net Assets Consist of:	
Undistributed net investment income	$ 43,149
Accumulated undistributed net realized gain	28,640
Net unrealized gain	615,260
Paid-in capital applicable to 277,848,686 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	3,831,029
NET ASSETS	$ 4,518,078
NET ASSET VALUE PER SHARE	$ 16.26

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/12	10/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 47,208	$ 48,917
Net realized gain	60,469	877,803
Change in net unrealized gain (loss)	279,122	(1,223,705)
Increase (decrease) in net assets from operations	386,799	(296,985)
Distributions to shareholders		
Net investment income	(33,272)	(24,428)
Net realized gain	(605,575)	(40,715)
Decrease in net assets from distributions	(638,847)	(65,143)
Capital share transactions*		
Shares sold	963,557	610,430
Distributions reinvested	517,690	49,622
Shares redeemed	(833,312)	(1,437,594)
Redemption fees received	308	585
Increase (decrease) in net assets from capital share transactions	648,243	(776,957)
Net Assets		
Increase (decrease) during period	396,195	(1,139,085)
Beginning of period	4,121,883	5,260,968
End of period	**$ 4,518,078**	**$ 4,121,883**
Undistributed net investment income	43,149	28,563
*Share information		
Shares sold	63,107	32,717
Distributions reinvested	38,009	2,640
Shares redeemed	(53,462)	(77,561)
Increase (decrease) in shares outstanding	47,654	(42,204)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2012, approximately 79% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A shares During the year ended October 31, 2012, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price Associates, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2012, the value of loaned securities was $34,081,000; the value of cash collateral investments was $35,944,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,821,202,000 and $1,637,040,000, respectively, for the year ended October 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended October 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2012 and October 31, 2011, were characterized for tax purposes as follows:

At October 31, 2012 the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2012, the fund had no deferred tax liability attributable to foreign securities and $4,648,000 of foreign capital loss carryforwards, that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreements with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited, wholly owned subsidiaries of Price Associates, to provide investment advisory services to the fund; the subadvisory agreements provide that Price Associates may pay the subadvisors up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2012, expenses incurred pursuant to these service agreements were $149,000 for Price Associates; $1,726,000 for T. Rowe Price Services, Inc.; and $160,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2012, the fund was allocated $112,000 of Spectrum Funds’ expenses, of which $76,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $4,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. Redemption fees received from the Spectrum Funds are recorded as an increase to paid-in capital. At October 31, 2012, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price New Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Asia Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 14, 2012

Tax Information (Unaudited) for the Tax Year Ended 10/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $3,864,000 from short-term capital gains,

  $610,010,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $33,341,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $61,620,000 and foreign taxes paid of $8,128,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[138]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006
[138]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director
[138]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[138]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[138]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006
[138]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[138]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[138]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[138]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly employee, African
Development Bank (to 2008)

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Harvard Business School (to 2008)

Sheena L. Barbosa (1983)	Employee, T. Rowe Price
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head
of Global Emerging Markets Research, Pictet
Asset Management Ltd. (to 2011), and Portfolio
Manager of Africa and Middle East portfolios
and other emerging markets strategies, Pictet
Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong; formerly
Vice President	Associate Director, HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe Price,
Executive Vice President	T. Rowe Price Group, Inc., and T. Rowe Price
International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Jessie Q. Ding (1981)	Vice President, Price Hong Kong; formerly asso-
Vice President	ciate, TPG Capital (to 2008)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong
Vice President

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Jai Kapadia (1982)	Employee, T. Rowe Price; formerly student,
Vice President	MIT Sloan School of Management (to 2011);
Associate Analyst, Sirios Capital Management
(to 2009)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equity
Fund Manager, Citi (London) (to 2008)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price International
Vice President

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010);
Senior Trader, Brevan Howard (to 2008)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
HBK Capital Management (to 2008)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Amitabh Shah (1980)	Vice President, T. Rowe Price International
Vice President

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Vice President, Price Singapore; formerly
Vice President	Equity Research Analyst, Samsung Securities
(to 2008); student, Columbia Business School
(to 2010)

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Jean Pierre Thibaud (1982)	Employee, T. Rowe Price; formerly student,
Vice President	Harvard Business School (to 2011); Senior
Associate, MBA Lazard (to 2009)

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2009)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2008)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,333,000 and $1,632,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 14, 2012